UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February  27, 2018

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On  February 27, 2018, Wayside Technology Group, Inc. (the “ Company”) issued a press release announcing its financial results for the year ended December 31, 2017.  A copy of this press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

                  Compensatory Arrangements of Certain Officers

On  February  27, 2018,   the Company issued a press release announcing that Jeffrey R. Geygan was appointed to the Company’s Board of Directors. Jeffrey R. Geygan is President and CEO of Global Value Investment Corp., an investment research and advisory services firm he founded in 2007. The firm manages assets for individual and institutional clients across the United Sates while investing on a global basis. Prior to founding Global Value Investment Corp., Mr. Geygan served as a Senior Portfolio Manager at UBS Financial Services, Inc. He has over 30 years of experience in the finance industry and is an expert in financial statement analysis.

Mr. Geygan has taught undergraduate and graduate-level courses at IE University in Madrid, Spain, the University of Wisconsin – Milwaukee Lubar School of Business, and the College of Charleston. He is a frequent speaker at a variety of academic institutions. Mr. Geygan serves on the Advisory Board of the University of University of Wisconsin – Madison Department of Economics as well as the Service Heat Treat Corporation, a Milwaukee, WI based industrial business. Mr. Geygan earned a Bachelor of Arts degree in economics from the University of Wisconsin – Madison.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYSIDE TECHNOLOGY GROUP, INC.

Date: February 27, 2018	By:	/s/ Simon F. Nynens
	Name:	Simon F. Nynens
	Title:	Chairman of The Board, President and Chief Executive Officer

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